SUBSCRIPTION AGREEMENT

TO: The Directors of Aetherium Acquisition Corp. (the "Company").

The undersigned hereby subscribes for 2,875,000 shares of common stock (the "Shares") of the Company. In consideration for the issue of the Shares, the undersigned hereby agrees and undertakes to pay $25,000 to the Company.

The undersigned agrees to take the Shares subject to the Certificate of Incorporation of the Company and authorizes you to enter the following name and address in the stockholder ledger of the Company:

Name: Aetherium Capital Holdings LLC
Address: 523 Leamington Ct., Amberler, PA 19002

The undersigned acknowledges and agrees that up to 375,000 of the Shares are subject to forfeiture by you if the underwriters of the initial public offering of units of the Company do not fully exercise their over-allotment option.

Aetherium Capital Holdings LLC

Signed: ______________________
Name: Jonathan Chan
Title: Director

Dated: May 11, 2021

Accepted:

Aetherium Acquisition Corp.

Signed: ______________________
Name: Jonathan Chan
Title: Co-Chief Executive Officer

Dated: May 11, 2021